Exhibit 99.1

Estrella Biopharma, Inc., a biopharmaceutical company to Become a Publicly Traded Company Via Merger with TradeUP Acquisition Corp.

Delaware – October 3, 2022 – Estrella Biopharma, Inc. (“Estrella”), a preclinical-stage biopharmaceutical company focusing on cancer therapeutics, and TradeUP Acquisition Corp. (“TradeUP”) (NASDAQ: UPTD), a publicly traded special purpose acquisition company, today announced that they have entered into a definitive business combination agreement on September 30, 2022 that will result in Estrella becoming a publicly listed company.

Upon closing of the transaction, TradeUP will be renamed “Estrella Immunopharma, Inc.” (the “Combined Company”).

Estrella is a preclinical-stage biopharmaceutical company developing CD19-targeted ARTEMIS® T-cell therapies under certain license agreements with the capacity to address treatment challenges for patients with blood cancers and solid tumors. Estrella’s lead product candidate, EB103, a CD19-Redirected ARTEMIS® T-cell therapy, targets CD19, a protein expressed on the surface of almost all B-cell leukemias and lymphomas. Estrella is also developing EB104, a CD19/22 duel-targeting ARTEMIS® T-cell therapy, which targets both CD19 and CD22, a protein expressed on the surface of mature B lymphocytes. EB103 and EB104 utilize the ARTEMIS® Cell Receptor Platform technologies Estrella has in-licensed from Eureka Therapeutics, Inc. (“Eureka”) earlier this year. Estrella is also collaborating with Imugene Ltd and its product candidate, CF33-CD19t, an oncolytic virus (“CF33-CD19t”), which forces solid tumor cells to express a CD19 target, to treat solid tumors in a “Mark and Kill” strategy.

Estrella’s President and CEO, Cheng Liu, PhD and the current management team will continue to lead the Combined Company. Dr. Liu will also continue in his role as President and CEO of Eureka.

“Estrella is committed to making a meaningful difference in areas of unmet medical needs by continue advancing our pipeline programs into the clinics. The team is confident that fueled by ARTEMIS® technologies, EB103 and EB104 have the potential to address blood cancers while mitigating safety concerns. Meanwhile, we plan to extend the use of our CD19 ARTEMIS® T-cell therapy into diverse solid tumors by combining with Imugene’s CF33-CD19t in the novel “Mark and Kill” approach,” said Dr. Liu, President and CEO of Estrella. “We are delighted to have found such a stellar group of partners and investors as we take the next step in our growth trajectory as a public company.”

Weiguan Yang, Co-CEO of TradeUP, commented: “We are truly excited about the merger with Estrella. Estrella represents a rare opportunity to further advance T-cell therapies in minimizing life-threatening side effects such as Cytokine Release Syndrome (“CRS”) and has the potential to address blood cancers while mitigating safety concerns. The collaboration with Imugene is expected to tackle the major challenge for current T-cell therapies in solid tumor treatment. We believe this business combination will provide Estrella or the Combined Company the financial resources to continue developing its lead drug candidate and bring its novel therapies to fruition.”

Transaction Overview

The pro forma equity valuation (assuming no redemptions) of the Combined Company is expected to be approximately $398.5 million. Estimated cash proceeds to the Combined Company from the transaction are expected to consist of TradeUP’s approximately $45.4 million of cash in trust (assuming no redemptions).

Upon the closing of the transaction, and assuming none of TradeUP’s public stockholders elect to redeem their shares of common stock and no additional shares of common stock are issued upon the closing of the transaction, it is anticipated that TradeUP’s public stockholders would retain an ownership interest of approximately 11.1% in the Combined Company, the sponsors, officers, directors and other holders of TradeUP founder shares will retain an ownership interest of approximately 3.6% of the Combined Company, and the Estrella stockholders will own approximately 81.6% of the Combined Company.

The board of directors of each of TradeUP and Estrella as well as stockholders of Estrella approved the transaction, which is expected to close in the first half of 2023. The transaction will require the approval of the stockholders of TradeUP and is subject to other customary closing conditions including the receipt of certain regulatory approvals.

Additional information about the proposed transaction, including a copy of the business combination, will be provided in a Current Report on Form 8-K to be filed by TradeUP with the SEC and available at www.sec.gov.

Advisors

US Tiger Securities, Inc. has acted as financial advisor to TradeUP. Robinson & Cole LLP acted as legal advisor to TradeUP. Winston & Strawn LLP acted as legal advisor to Estrella.

About Estrella

Estrella, a Delaware corporation, is a preclinical-stage biopharmaceutical company developing CD19 and CD22-targeted ARTEMIS® T-cell therapies with the capacity to address treatment challenges for patients with blood cancers and solid tumors. Estrella’s mission is to harness the evolutionary power of the human immune system to transform the lives of patients fighting cancer.

About TradeUP

TradeUP Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. TradeUP was incorporated under the laws of the State of Delaware on January 6, 2021.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and section 21E of the U.S. Securities Exchange Act of 1934 (“Exchange Act”) that are based on beliefs and assumptions and on information currently available to TradeUP and Estrella. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including projections of market opportunity and market share, the capability of Estrella’s business plans including its plans to expand, the sources and uses of cash from the proposed transaction, the anticipated enterprise value of the combined company following the consummation of the proposed transaction, any benefits of Estrella’s partnerships, strategies or plans as they relate to the proposed transaction, anticipated benefits of the proposed transaction and expectations related to the terms and timing of the proposed transaction are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of TradeUP and Estrella believes that it has a reasonable basis for each forward-looking statement contained in this communication, each of TradeUP and Estrella caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement/prospectus on Form S-4 relating to the proposed transaction, which is expected to be filed by TradeUP with the SEC and other documents filed by TradeUP or Estrella from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither TradeUP nor Estrella can assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the business combination due to the failure to obtain approval from TradeUP’s stockholders or satisfy other closing conditions in the business combination agreement, the occurrence of any event that could give rise to the termination of the business combination agreement, the ability to recognize the anticipated benefits of the business combination, the amount of redemption requests made by TradeUP’s public stockholders, costs related to the transaction, the impact of the global COVID-19 pandemic, the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction, the outcome of any potential litigation, government or regulatory proceedings and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the final prospectus for TradeUP’s initial public offering filed with the SEC on June 19, 2021 and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. There may be additional risks that neither TradeUP or Estrella presently know or that TradeUP and Estrella currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by TradeUP, Estrella, their respective directors, officers or employees or any other person that TradeUP and Estrella will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent the views of TradeUP and Estrella as of the date of this communication. Subsequent events and developments may cause those views to change. However, while TradeUP and Estrella may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of TradeUP or Estrella as of any date subsequent to the date of this communication.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of TradeUP or Estrella, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed business combination, TradeUP intends to file with the SEC a registration statement on Form S-4 containing a preliminary proxy statement and a preliminary prospectus of TradeUP, and after the registration statement is declared effective, TradeUP will mail a definitive proxy statement/prospectus relating to the proposed business combination to its stockholders and Estrella’s shareholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. TradeUP’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about Estrella, TradeUP and the proposed business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to stockholders of TradeUP as of a record date to be established for voting on the proposed business combination. Such stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to TradeUP Acquisition Corp., 437 Madison Avenue, 27th Floor, New York, New York 10022, and its telephone number is (732) 910-9692, Attention: Jianwei Li, Co-Chief Executive Officer.

Participants in the Solicitation

TradeUP and Estrella and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of TradeUP’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of TradeUP’s stockholders in connection with the proposed business combination will be set forth in TradeUP’s registration statement on Form S-4, including a proxy statement/prospectus, when it is filed with the SEC.

Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transaction of TradeUP’s directors and officers in TradeUP’s filings with the SEC and such information will also be in the Registration Statement to be filed with the SEC by TradeUP, which will include the proxy statement / prospectus of TradeUP for the proposed transaction.

For investor and media inquiries, please contact:

Investor Relations

Estrella Biopharma, Inc.:

IR@estrellabio.com